UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2025
Riley Exploration Permian, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-15555	87-0267438
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
29 E. Reno Avenue, Suite 500
Oklahoma City, Oklahoma 73104
Address of Principal Executive Offices, Including Zip Code)
405-415-8699
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	REPX	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SPECIAL NOTE ABOUT FORWARD-LOOKING STATEMENTS

This Form 8-K contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included herein or incorporated herein by reference are “forward-looking statements.” Included among “forward-looking statements” are, among other things:

•statements that we expect to commence or complete construction of each phase of our midstream buildout plan by certain dates, or at all due to the uncertainties involved in projects of this nature;
•statements regarding future levels of natural gas production or our ability to successfully execute our development plan for the New Mexico Assets;
•statements relating to the anticipated costs related to our midstream buildout plan, which are subject to change due to cost overruns, change orders, necessity to acquire rights-of-way, delays or costs necessitated by regulatory requirements and/or approvals, adverse weather events and increases in prices of construction materials or labor;
•statements that the systems and facilities that we intend to build will have certain characteristics, including volume capacity or the feasibility and cost of pipeline interconnections;
•statements regarding our midstream business strategy, our midstream business plans (including strategic opportunities) or any other plans, forecasts or objectives any or all of which are subject to change;
•statements about our access to sufficient capital to fund the midstream buildout plan, our development plan or any related matters; and
•any other statements that relate to non-historical or future information.

These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “plan,” “project,” “propose,” “strategy” and similar terms and phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect.

These statements relate to future events or our future financial performance or condition and involve known and unknown risks, uncertainties and other factors that could cause our actual results, levels of activity, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K.

You should read this Form 8-K and the documents that we reference herein as well as the Company’s public filings completely and with the understanding that our actual results may differ materially from what we expect as expressed or implied by our forward-looking statements. We discuss many of these risks and uncertainties in greater detail in our Annual Report on Form 10-K, particularly in Part I. Item 1A. “Risk Factors” and our subsequent filings under the Securities Exchange Act of 1934. These forward-looking statements represent our estimates and assumptions only as of the date of this Form 8-K regardless of the time of delivery of this Form 8-K. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this Form 8-K.

Item 1.01 Entry into a Material Definitive Agreement.

On July 1, 2025 (the “Closing Date”), Riley Exploration - Permian, LLC (“REP LLC”), a wholly-owned subsidiary of Riley Exploration Permian, Inc. (“REPX,” together with REP LLC, hereinafter referred to as the “Company”), completed its previously announced acquisition of 100% of the ownership interests of Silverback Exploration II, LLC and its subsidiaries which own oil and natural gas assets located primarily in the Yeso trend of the Permian Basin in Eddy County, New Mexico (the “Silverback Acquisition”). The acquisition was pursuant to the securities purchase agreement (the “Purchase Agreement”) dated May 3, 2025 with Silverback Legacy, LLC and Silverback Blocker, LLC, which provided for an aggregate purchase price of approximately $142 million, subject to customary purchase price adjustments, plus quarterly earnout payments of up to $1,875,000 per fiscal quarter during calendar years 2026 and 2027 if the NYMEX WTI quarterly average exceeds certain stated amounts set forth in the Purchase Agreement ranging from $70 to $75 per barrel or higher.

The purchase price was funded through a combination of borrowings under the Company's revolving credit facility and cash on hand.

The foregoing description of the Purchase Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The description of the Silverback Acquisition set forth in Item 1.01 above is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 2, 2025, the Company issued a press release announcing the completion of the Silverback Acquisition. A copy of the press release is furnished as Exhibit 99.1 hereto.

In accordance with General Instruction B.2. of Form 8-K, the information furnished pursuant to Item 7.01 in this Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The Company intends to file the financial statements required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K. The amendment will be filed with the SEC no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed with the SEC.

(b) Pro Forma Financial Information

The Company intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K. The amendment will be filed no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed with the SEC.

(d)    Exhibits

Exhibit No.	Description
2.1	Securities Purchase Agreement dated May 3, 2025, by and between Silverback Legacy, LLC and Silverback Blocker, LLC, as Seller, and Riley Exploration - Permian, LLC, as Purchaser (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 7, 2025).
99.1	Press Release dated July 2, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RILEY EXPLORATION PERMIAN, INC.

Date:	July 2, 2025	By:	/s/ Beth di Santo
Beth di Santo
General Counsel and Corporate Secretary